UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):


                                November 27, 2007


                              BIGSTRING CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                      000-51661              20-0297832
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)

 3 Harding Road, Suite E, Red Bank, New Jersey                     07701
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (732) 741-2840


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

         Item 1.01.  Entry into a Material Definitive Agreement.
         ---------   ------------------------------------------

         On November 30, 2007, BigString Corporation ("BigString") and Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Chestnut Ridge Partners LP, Iroquois Master Fund Ltd. and Penn Footwear (the "Releasors") entered into an Agreement, Waiver and Limited Release (the "Release Agreement") in connection with the Subscription Agreement, dated as of May 1, 2007 (the "Subscription Agreement"), previously entered into by the parties. A copy of the Release Agreement is attached hereto as Exhibit 10.37.
                                -------------

         Pursuant to the Subscription Agreement, the Releasors had purchased convertible notes in the aggregate principal amount of $800,000 (the "Outstanding Convertible Notes"), which Outstanding Convertible Notes are convertible into shares of BigString's common stock, par value $0.0001 per share ("Common Stock"), and warrants to purchase up to 1,777,779 shares of Common Stock (collectively, the "Purchased Securities"). As provided for in the Subscription Agreement, the Releasors had agreed to purchase additional convertible notes in the aggregate principal amount of $800,000 and warrants to purchase up to 1,777,779 shares of Common Stock (collectively, the "Additional Securities"), for a total subscription of $1,600,000, provided that BigString registered the shares of Common Stock underlying the Purchased Securities and the Additional Securities by September 13, 2007 and met certain other closing conditions (collectively, the "Second Closing Condition"). BigString was unable to register the shares of Common Stock underlying the Purchased Securities and the Additional Securities by September 13, 2007, and, as a result, the Releasors did not purchase the Additional Securities. Under the terms of the Outstanding Convertible Notes, BigString was required to pay liquidated damages in the amount of $24,267 (the "Liquidated Damages") for the period following September 13, 2007 through November 13, 2007 (the "Effective Date"), the date on which BigString's registration statement registering the shares underlying the Purchased Securities was declared effective by the Securities and Exchange Commission.

         Pursuant to the Release Agreement, the Releasors waived, released and gave up any and all direct and indirect present and future claims and rights which they may have had against BigString, arising out of or related to the Liquidated Damages, the Additional Securities and the Second Closing Condition. In consideration thereof, BigString issued to the Releasors a total of 1,000,000 unregistered shares of Common Stock.

Section 2 - Financial Information

         Item 2.04.  Triggering Events That Accelerate or Increase a Direct
         ----------  ------------------------------------------------------
                     Financial Obligation or an Obligation under an Off-Balance
                     ----------------------------------------------------------
                     Sheet Arrangement.
                     ------------------

         Under the terms of the Outstanding Convertible Notes, BigString was required to pay the Liquidated Damages to the Releasors for the period following September 13, 2007 through the Effective Date. In addition, for so long as the shares of Common Stock underlying the Outstanding Convertible Notes had remained unregistered, the Releasors had the right to accelerate payment of such Outstanding Convertible Notes. As provided above, the Releasors waived any rights they had with respect to the Liquidated Damages by entering into the Release Agreement with BigString.

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Further, the right of the Releasors to accelerate payment of the Outstanding
Convertible Notes in connection with BigString's inability to register the shares underlying such Outstanding Convertible Notes by September 13, 2007, terminated as of the Effective Date.

Section 3 - Securities and Trading Markets

         Item 3.02. - Unregistered Sales of Equity Securities.
         ---------    ---------------------------------------

         As set forth under Item 1.01 above, BigString issued 1,000,000 shares of Common Stock to the Releasors. In connection with the issuance of the shares of Common Stock, BigString relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Section 8 - Other Events

         Item 8.01.  Other Events.
         ---------   ------------

         On November 27, 2007, BigString issued a press release announcing that it will be the private label email provider for the new email offering by the iRazoo search portal. A copy of the press release is attached hereto as Exhibit
                                                                        -------
99.1.
----

Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.
         ---------   ---------------------------------

             (d)     Exhibits:

             Exhibit
             Number       Description
             ------       -----------

             10.37 Agreement, Waiver and Limited Release, dated as of November 30, 2007, by and among BigString and the Releasors.

             99.1 Press Release Re: iRazoo Search Portal Launches Email Powered by BigString.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIGSTRING CORPORATION
                                      -----------------------------------------
                                                    (Registrant)



                                      By:  /s/ Darin M. Myman
                                          -------------------------------------
                                          Darin M. Myman
                                          President and Chief Executive Officer


Date:  December 5, 2007




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                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------


10.37 Agreement, Waiver and Release, dated as of November 30, 2007, by and among BigString and the Releasors.

99.1                Press Release Re: iRazoo Search Portal Launches Email
                    Powered by BigString.